EXHIBIT 10.106


PREPARED BY AND UPON RECORDATION RETURN TO:           Tax Parcel No(s): ________

Kennedy Covington Lobdell & Hickman, L.L.P.
100 North Tryon Street, Suite 4200
Charlotte, North Carolina  28202-4006
Attn:  John Nicholas Suhr, Jr., Esq.


LOAN NO.: 26-5330848                                        SALT LAKE CITY, UTAH
                                                                 HOMEWOOD SUITES



                            APPLE SUITES SPE I, INC.,

                                   as Assignor

                                       to

                           FIRST UNION NATIONAL BANK,

                                   as Assignee

                           ---------------------------

                     ASSIGNMENT OF LEASES, RENTS AND PROFITS

                           ---------------------------

                             Date: September 8, 2000

                     ASSIGNMENT OF LEASES, RENTS AND PROFITS


     THIS ASSIGNMENT OF LEASES, RENTS AND PROFITS (this "Assignment") made as of September 8, 2000 by APPLE SUITES SPE I, INC., a Virginia corporation ("Assignor"), whose address is 9 North Third Street, Richmond, Virginia 23219, in favor of FIRST UNION NATIONAL BANK, a national banking association ("Assignee"), whose address is One First Union Center DC-6 (NC0166), Charlotte, North Carolina 28288, Attention: William J. Cohane, Real Estate Capital Markets Contract Finance.


                              W I T N E S S E T H:
                               - - - - - - - - - -

     THAT, WHEREAS, Assignor has executed that certain Promissory Note (the "Note") dated of even date herewith, payable to the order of Assignee in the stated principal amount of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00); and

     WHEREAS, the Note is secured by that certain Deed of Trust, Security Agreement and UCC Fixture Filing (the "Deed of Trust") dated of even date herewith, from Assignor for the benefit of Assignee, encumbering that certain real property situated in the County of Salt Lake, State of Utah, as more particularly described on Exhibit A attached hereto and incorporated herein by this reference, and all buildings and other improvements now or hereafter located thereon (collectively, the "Improvements") (said real property and the Improvements are hereinafter sometimes collectively referred to as the "Property"); and

     WHEREAS, Assignor is desirous of further securing to Assignee the performance of the terms, covenants and agreements hereof and of the Note, the Deed of Trust and each other document evidencing, securing, guaranteeing or otherwise relating to the indebtedness evidenced by the Note, excluding the Indemnity and Guaranty Agreement and the Environmental Indemnity Agreement (the Note, the Deed of Trust and such other documents listed on Exhibit B attached hereto, which documents are executed for the benefit of Assignee in connection with the loan evidenced by the Note, as each of the foregoing may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the "Loan Documents").

     NOW, THEREFORE, in consideration of the making of the loan evidenced by the Note by Assignee to Assignor and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby irrevocably, absolutely and unconditionally transfer, sell, assign, pledge and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to (i) all leases, licenses, concessions and occupancy agreements of all or any part of the Property and any and all guarantees, extensions, renewals, replacements and modifications thereof (collectively, the "Leases"), including, without limitation, that certain Amended and Restated Hotel Lease Agreement dated November 24, 1999, between Assignor, as lessor, and Apple Suites Management, Inc., as lessee, with any guaranty of the performance and payment thereunder (the "Percentage Lease"),
(ii) all rents, royalties, issues, profits, revenue, income and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, parking charges, and other benefits from the Property, now or hereafter arising from the use or enjoyment of all or any portion thereof or rendering of services by Assignor or any operator or manager of the hotel or the commercial space located in the Improvements (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores and offices), and
(iii) all concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sale or from any lease, license, tenancy, concession, occupancy agreement or other agreement pertaining thereto or arising from any of the Contracts (as defined in the Mortgage) or any of the General Intangibles (as defined in the Mortgage) and any other items of revenue, receipts or other income as identified in the Uniform System of Accounts for Hotels, 9th Edition as published by the Hotel Association of New York City, Inc. (1996), as from time to time amended
(collectively with the items listed in clause (ii), the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt (as defined in the Deed of Trust), and (iv) all cash or securities deposited in any security deposit account to secure performance by the tenants, lessees or licensees, as applicable, of their obligations under any such leases, licenses, concessions or occupancy agreements, whether said cash or securities are to be held until the expiration of the terms of said leases, licenses, concessions or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of said terms;

     TO HAVE AND TO HOLD the same unto Assignee, its successors and assigns.

     IT IS AGREED that this Assignment is made upon the following terms, covenants and conditions:

     1.  Assignor  represents,  warrants and covenants to and for the benefit of
Assignee: (a) that Assignor now is the absolute owner of the landlord's interest in the Percentage Lease, the only Lease by Assignor at the Property as of the date hereof, with full right and title to assign the same and the Rents due or to become due thereunder; (b) that, other than this Assignment and those assignments, if any, specifically permitted in the Deed of Trust, there are no other outstanding assignments of the Percentage Lease or Assignor's interest in the Rents; (c) that no Rents have been anticipated, discounted, released, waived, compromised or otherwise discharged under the Percentage Lease, except for prepayment of rent of not more than one (1) month prior to the accrual thereof, unless otherwise permitted in the Percentage Lease; (d) that there are no material defaults now existing under the Percentage Lease by the landlord or tenant, and there exists no state of facts which, with the giving of notice or lapse of time or both, would constitute a default under the Percentage Lease by the landlord or tenant, except as disclosed in writing to Assignee; (e) that Assignor has and shall duly and punctually observe and perform all covenants, conditions and agreements in the Percentage Lease on the part of the landlord to be observed and performed thereunder, and (f) the Percentage Lease is in full force and effect and is the valid and binding obligation of Assignor, and, to the knowledge of Assignor, are the valid and binding obligation of the tenant thereto.

     2. Notwithstanding that this instrument is a present, absolute and executed assignment of the Rents and of the Leases and a present, absolute and executed grant of the powers herein granted to Assignee, Assignor is hereby permitted, and is hereby granted a revocable license by Assignee, to retain possession of the Leases and to collect and retain the

Rents unless and until there shall be an Event of Default under this Assignment, the Deed of Trust or the other Loan Documents. In the event of the occurrence and continuance of such Event of Default, the aforementioned license granted to Assignor shall automatically terminate without notice to Assignor, and Assignee may thereafter, without taking possession of the Property, take possession of the Leases and collect the Rents to the extent of Assignor's interest therein. Further, from and after such termination, Assignor shall be the agent of Assignee in collection of the Rents to the extent of Assignor's interest therein, and any Rents so collected by Assignor shall be held in trust by Assignor for the sole and exclusive benefit of Assignee, and Assignor shall, within three (3) business days after receipt of any Rents, pay the same to Assignee to be applied by Assignee as hereinafter set forth. Furthermore, from and after the occurrence and continuance of such Event of Default and termination of the aforementioned license, Assignee shall have the right and authority, without any notice whatsoever to Assignor and without regard to the adequacy of the security therefor, to: (a) manage and operate the Property, with full power to employ agents to manage the same; (b) demand, collect, receive and sue for the Rents, including those past due and unpaid; and (c) do all acts relating to such management, operation, rental, leasing, repair improvement and alteration of the Property as Assignee in its sole subjective judgment and discretion shall determine, subject to rights of the tenant and operator under the Percentage Lease or under agreements not terminated pursuant to the Loan Documents. Assignee may apply the Rents received by Assignee from the Property, after deducting the costs of collection thereof, including, without limitation, reasonable attorneys' fees and a reasonable management fee for any management agent so employed, against amounts expended for repairs, upkeep, maintenance, service, fuel, utilities, taxes, assessments, insurance premiums and such other expenses as Assignee incurs in connection with the operation of the Property and against interest, principal, required escrow deposits and other sums which have or which may become due, from time to time, under the terms of the Loan Documents, in such order or priority as to any of the items so mentioned as Assignee, in its sole subjective discretion, may determine.

     3. Without limiting the rights granted hereinabove, in the event Assignor shall fail to make any payment or to perform any act required under the terms hereof and such failure shall not be cured within any applicable grace or cure period, or if none, within thirty (30) days after receipt of written notice from Assignee, then Assignee may, but shall not be obligated to, without prior notice to or demand on Assignor, and without releasing Assignor from any obligation hereof, make or perform the same in such manner and to such extent as Assignee may deem necessary to protect the security hereof, including specifically, without limitation, appearing in and defending any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, performing or discharging any obligation, covenant or agreement of Assignor under any of the Leases, and, in exercising any of such powers, paying all necessary and reasonable costs and expenses, employing counsel and incurring and paying reasonable attorneys' fees. Any sum advanced or paid by Assignee for any such purpose, including, without limitation, reasonable attorneys' fees, together with interest thereon at the Default Interest Rate (as defined in the Note) from the date paid or advanced by Assignee until repaid by Assignor, shall immediately be due and payable to Assignee by Assignor on demand and shall be secured by the Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     4. This Assignment shall not operate to place responsibility for the control, care, management or repair of the Property upon Assignee, nor for the performance of any of the terms and conditions of any of the Leases, nor shall it operate to make Assignee responsible or liable for any waste committed on the Property by the tenants, guests or any other party or for any dangerous or defective condition of the Property or for any negligence in the management, upkeep, repair or control of the Property. Assignee shall not be liable for any loss sustained by Assignor resulting from Assignee's failure to let the Property or from any other act or omission of Assignee in managing the Property. This Assignment shall not be construed as making Assignee a mortgagee in possession. Assignee is obligated to account to Assignor only for such Rents as are actually collected or received by Assignee.

     5. Assignor shall and does hereby indemnify and hold Assignee harmless from and against any and all liability, loss, claim, demand or damage which may or might be incurred by reason of this Assignment, including, without limitation, claims or demands for security deposits from tenants or guests of space in the Improvements deposited with Assignor, and from and against any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in any of the Leases, excluding Assignee's gross negligence and willful misconduct as finally determined by a court of competent jurisdiction. Should Assignee incur any liability by reason of this Assignment or in defense of any claim or demand for loss or damage as provided above, the amount thereof, including, without limitation, costs, expenses and reasonable attorneys' fees, together with interest thereof at the Default Interest Rate from the date paid or incurred by Assignee until repaid by Assignor, shall be immediately due and payable to Assignee by Assignor upon demand and shall be secured by the Deed of Trust and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note.

     6. Assignor hereby irrevocably appoints Assignee as its attorney-in-fact which power of attorney is coupled with an interest by virtue of this Assignment and is irrevocable so long as any sums are outstanding under the loan evidenced by the Note to, from and after the occurrence of an Event of Default by Assignor hereunder or under any of the other Loan Documents, do, make or perform any act, right or privilege which Assignee shall have under or by virtue of this Assignment.

     7. Assignor covenants and agrees that Assignor shall not, without the prior written consent of Assignee, further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents, except as otherwise expressly permitted by the terms of the Deed of Trust.

     8. Assignor covenants and agrees that Assignor shall, at its sole cost and expense, appear in and defend any action or proceeding arising under, growing out of, or in any manner connected with the Leases or the obligations, duties or liabilities of the landlord or tenant thereunder to the extent necessary to preserve Assignee's material rights under the Leases, and if Assignor shall fail to do so, Assignee, at its option but without obligation, may do so. Assignor shall pay on demand all reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, which Assignee may incur in connection with Assignee's appearance, voluntary or otherwise, in any such action or proceeding, together with interest thereon at the Default Interest Rate from the date incurred by Assignee until repaid by Assignor.

     9. At any time, Assignee may, at its option, notify any tenants or other parties of the existence of this Assignment. Assignor does hereby specifically authorize, instruct and direct each and every present and future tenant, lessee and licensee of the whole or any part of the Property to pay all unpaid and future Rents owed to Assignor to Assignee upon receipt of demand from Assignee to so pay the same, and Assignor hereby agrees that each such present and future tenant, lessee and licensee may rely upon such written demand from Assignee to so pay said Rents without any inquiry into whether there exists an Event of Default hereunder or under the other Loan Documents or whether Assignee is otherwise entitled to said Rents. Assignor hereby waives any right, claim or demand which Assignor may now or hereafter have against any present or future tenant, lessee or licensee by reason of such payment of Rents to Assignee, and any such payment shall discharge such tenant's, lessee's or licensee's obligation to make such payment to Assignor.

     10. Assignee may take or release any security for the indebtedness evidenced by the Note, may release any party primarily or secondarily liable for the indebtedness evidenced by the Note, may grant extensions, renewals or indulgences with respect to the indebtedness evidenced by the Note and may apply any other security therefor held by it to the satisfaction of any indebtedness evidenced by the Note without prejudice to any of its rights hereunder or under any of the Loan Documents.

     11. The acceptance of this Assignment and the collection of the Rents as herein provided shall be without prejudice to Assignee. The exercise or failure to exercise by Assignee of the rights granted Assignee in this Assignment, and the collection of the Rents and the application thereof as herein provided, shall not be considered a waiver by Assignee of any Event of Default under the Loan Documents or prevent foreclosure of any liens on the Property as a result of the occurrence and continuance of an Event of Default, nor shall such exercise make Assignee liable under any of the Leases, Assignee hereby expressly reserving all of its rights and privileges under the Deed of Trust and the other Loan Documents as fully as though this Assignment had not been entered into. The rights of Assignee hereunder are cumulative and concurrent, may be pursued separately, successively or together and may be exercised as often as occasion therefor shall arise, it being agreed by Assignor that the exercise of any one or more of the rights provided for herein shall not be construed as a waiver of any of the other rights or remedies of Assignee, at law or in equity or
otherwise,   so  long  as  any  obligation  under  the  Loan  Documents  remains unsatisfied.

     12. All rights of Assignee hereunder shall inure to the benefit of its successors and assigns; and shall pass to and may be exercised by any assignee of Assignee. All obligations of Assignor shall bind its successors and assigns and any subsequent owner of the Property. Assignor hereby agrees that if Assignee gives notice to Assignor of an assignment of said rights, upon such notice the liability of Assignor to the assignee of the Assignee shall be immediate and absolute. Assignor will not set up any claim against Assignee or any intervening assignee as a defense, counterclaim or set-off to any action brought by Assignee or any intervening assignee for any amounts due hereunder or for possession of or the exercise of rights with respect to the

Leases or the Rents.

     13. If any provision under this Assignment or the application thereof to any entity, person or circumstance shall be invalid, illegal or unenforceable to any extent, the remainder of this Assignment and the application of the provisions hereof to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

     14. This Assignment may not be amended, modified or otherwise changed except by a written instrument duly executed by Assignor and Assignee.

     15. This Assignment shall be in full force and effect continuously from the date hereof to and until the Deed of Trust shall be released of record, and the release of the Deed of Trust shall, for all purposes, automatically terminate this Assignment and render this Assignment null and void and of no effect whatsoever. This Assignment shall continue and remain in full force and effect during any period of foreclosure with respect to the Property.

     16. In case of a conflict between any provision of this Assignment and any provision of the other Loan Documents, the provisions of the Note or the Deed of Trust, if they shall be the conflicting other Loan Document, shall prevail and be controlling.

     17. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Deed of Trust.

     18. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS SITUATED, EXCEPT TO THE EXTENT THAT ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

     19. Assignor, to the full extent permitted by law, hereby knowingly, intentionally and voluntarily, with and upon the advice of competent counsel, waives, relinquishes and forever foregoes the right to a trial by jury in any action or proceeding based upon, arising out of, or in any way relating to the debt or any conduct, act or omission of Assignee or Assignor, or any of their directors, officers, partners, members, employees, agents or attorneys, or any other persons affiliated with Assignee or Assignor in each of the foregoing cases, whether sounding in contract, tort or otherwise.

     20. This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.

     21. In addition to, but not in lieu of, any other rights hereunder, Assignee shall have the right to institute suit and obtain a protective or mandatory injunction against Assignor to enforce the observance, of the agreements, covenants, terms and conditions contained herein following the occurrence and continuance of an Event of Default.

     22. Assignee shall, as a matter of absolute right, be entitled, upon application to a court of applicable jurisdiction, and without notice to Assignor, to the appointment of a receiver to obtain and secure the rights of Assignee hereunder and the benefits intended to be provided to Assignee hereunder.

     23. Assignee may sell, transfer and deliver the Note and the Loan Documents to one or more investors in the secondary mortgage market. In connection with such sale, Assignee may retain or assign responsibility for servicing the loan evidenced by the Note or may delegate some or all of such responsibility and/or obligations to a servicer, including, but not limited to, any subservicer or master servicer, on behalf of the investors.

     24. If Assignee determines at any time to sell, transfer or assign this Assignment, the Note, the Deed of Trust and the other Loan Documents, and any or all servicing rights with respect thereto, or to grant participations therein (the "Participations") or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"), Assignee may forward to each purchaser, transferee, assignee, servicer, participant, investor, or their respective successors in such Participations and/or Securities (collectively, the "Investor") or any Rating Agency rating such Securities, each prospective Investor and each of the foregoing's respective counsel, all documents and information which Assignee now has or may hereafter acquire relating to the debt evidenced by the Note and to Assignor, any guarantor, any indemnitor and the Property, which shall have been furnished by Assignor, any guarantor or any indemnitor as Assignee determines necessary or desirable.

     25. Notwithstanding anything to the contrary contained in this Assignment, the liability of Assignor and its officers, directors, general partners, managers, members and principals for the indebtedness secured hereby and for the performance of the other agreements, covenants and obligations contained herein and in the Loan Documents shall be limited as set forth in Section 2.6 of the Note.

             [THE BALANCE OF THIS PAGE WAS LEFT BLANK INTENTIONALLY]

     IN WITNESS WHEREOF, Assignor has executed this Assignment as of the day and year first written above.



                                    ASSIGNOR:

                                    APPLE SUITES SPE I, INC.,
                                    a Virginia corporation


                                    By: /s/ Glade M. Knight
                                       -----------------------------
                                       Name:   Glade M. Knight
                                       Title:  President

STATE/COMMONWEALTH OF VIRGINIA              )
                                            )  SS.
CITY/COUNTY OF RICHMOND                     )


     On the 6th day of September 2000, personally appeared before me Glade M. Knight, who being by me duly sworn did say that he is the President of Apple Suites SPE I, Inc., a Virginia corporation and that the foregoing instrument was signed on behalf of said corporation by authority of a resolution of its Board of Directors, and said Glade M. Knight acknowledged to me that said corporation executed the same.



/s/ Robin S. Broughton
---------------------------
Notary Public


My Commission Expires:  7/31/02


Residing at Richmond, VA

                                    EXHIBIT A

                                Legal Description


                                                    Tax Serial No(s): __________


                                    [OMITTED]

                                    EXHIBIT B

                                 Loan Documents


     1.   Promissory  Note from Apple Suites SPE I, Inc. to First Union National
          Bank

     2. Deed of Trust, Security Agreement and UCC Fixture Filing from Apple Suites SPE I, Inc. to First Union National Bank

     3. Security Agreement from Apple Suites SPE I, Inc. to First Union National Bank

     4. Indemnity and Guaranty Agreement from Apple Suites, Inc. to First Union National Bank

     5. Environmental Indemnity Agreement from Apple Suites SPE I, Inc. and Apple Suites, Inc. to First Union National Bank

     6. Assignment of Leases, Rents and Profits from Apple Suites SPE I, Inc. to First Union National Bank

     7. Assignment of Contracts and Permits from Apple Suites SPE I, Inc. to First Union National Bank

     8.   Consent and Agreement of Manager by Promus Hotels, Inc.

     9.   Disbursement Authorization by Apple Suites SPE I, Inc.

     10. Receipt and Closing Certificate by Apple Suites SPE I, Inc. and Apple Suites, Inc.

     11.  Form W-9 by Apple Suites SPE I, Inc.

     12. Certificate Regarding Organizational Documents by Apple Suites SPE I, Inc.

     13. UCC-1 Fixture filings by Apple Suites SPE I, Inc. (Utah Secretary of State and Salt Lake County)

     14. UCC-1 Financing Statement by Apple Suites SPE I, Inc. (Virginia State Corporation Commission)